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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-17806, 33-39627, 33-46687, 33-81986, 33-60947,
333-08597, 333-59509, 333-83563 and 333-95589) of Xicor, Inc. of our report dated January 24, 2000, relating to the financial statements, which appears in this Annual Report on Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 10, 2000